                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints GERALD J. POLLACK and JOHN B. CANNING his or her true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution to sign in the name of such person and in each of his or her offices and capacities in Rayonier Inc. (the "Company") a Registration Statement of the Company on Form S-3 relating to Debt Securities and constituting post-effective Amendment No. 1 to the Company's Registration Statement on Form S-3 (No. 33-51972) and all amendments (including post-effective amendments) and supplements to such Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated: March 21, 1994

                      NAME                             TITLE
- -------------------------------------------------    ---------
         /s/    WILLIAM J. ALLEY                     Director
- -------------------------------------------------
                William J. Alley

         /s/     RAND V. ARASKOG                     Director
- -------------------------------------------------
                 Rand V. Araskog

         /s/    DONALD W. GRIFFIN                    Director
- -------------------------------------------------
                Donald W. Griffin

         /s/    PAUL G. KIRK JR.                     Director
- -------------------------------------------------
                Paul G. Kirk Jr.

         /s/   KATHERINE D. ORTEGA                   Director
- -------------------------------------------------
               Katherine D. Ortega

         /s/   BURNELL R. ROBERTS                    Director
- -------------------------------------------------
               Burnell R. Roberts

         /s/     GORDON I. ULMER                     Director
- -------------------------------------------------
                 Gordon I. Ulmer